Other (expense) / income, net (Tables)	6 Months Ended
Jun. 30, 2026
Other Income and Expenses [Abstract]
Schedule of Summary of Other Income, Net

A summary of the amounts recorded in "Other (expense) / income, net" is as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2026	2025	2026	2025
Foreign exchange loss	$(4,631)	$(5,417)	$(780)	$(5,403)
Fair value gain / (loss) on contingent consideration	249	(184)	(556)	(184)
Gain / (loss) on derivative instruments (1)	1,044	(806)	2,271	(1,657)
Fair value (loss) / gain on warrant liability (2)	—	(54)	—	512
Other (3)	(450)	(253)	(429)	841
Other (expense) / income, net	$(3,788)	$(6,714)	$506	$(5,891)

(1)
In the six months ended June 30, 2025 the Company entered into additional derivative financial instrument arrangements to mitigate interest risk on its variable-rate debt (See Note 8).
(2)
The Warrants represent the right to purchase one share of the Company's common shares at a price of $138.00 per share. The Warrants became exercisable on August 21, 2021 and expired in March 2026 on the fifth anniversary of the Transaction. The Company accounted for the warrants as derivative liabilities. The Warrants were initially recorded at fair value based on the public Warrants listed trading price and subsequently remeasured at the balance sheet date with the changes in fair value recognized in the unaudited condensed consolidated statements of comprehensive loss. As of December 31, 2025 the fair value of the warrant liability was immaterial.
(3)
For the three and six months ended June 30, 2026 and 2025 this mainly relates to banking fees and interest income earned on cash and cash equivalents. The prior period also includes income received from a relocation grant.